Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts

Amended Annex A dated February 12, 2013 to the Management Agreement dated April 30, 1997 between the Registrant,
Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 353 to the Registrants Registration Statement on
Form N-1A filed with the Securities and Exchange Commission on March 25, 2013 (Accession No. 0001193125-13-124503).